SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                     ________________________



                             FORM 8-K


                          CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of Earliest Event Reported): August 14, 1996



                 INTEGRATED WASTE SERVICES, INC.
      (Exact name of registrant as specified in its charter)





         New York               D-18478        16-1347088
(State or other jurisdiction) (Commission    (I.R.S. Employer
     of incorporation)        File Number)   Identification No.)



201 Ganson Street, Buffalo, New York               14203
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code: (716)852-2345




     Former name or former address, if changed since last report





Item 4.   Changes in Registrant's Certifying Accountant.


          On August 14, 1996, Integrated Waste Services, Inc. (the "Company") engaged J.D. Elliott & Co. LLP ("Elliott") as its principal independent accountants who will audit and report on the financial statements of the Company for the fiscal year ended December 31, 1996. Prior to engaging Elliott neither the Company, nor anyone acting on its behalf consulted with it regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements. In addition, neither the Company nor anyone acting on its behalf consulted with Elliott with respect to any matters that were the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).




































                             SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              INTEGRATED WASTE SERVICES, INC.



                              By: s/James F. Williams
                                   James F. Williams
                                   Chief Executive Officer
                                   (Duly authorized officer)